Exhibit No. 10.8

                             BERKSHIRE BANCORP INC.
                            1999 Stock Incentive Plan

SECTION 1.          PURPOSES; DEFINITIONS.

         The purpose of this Plan is to enable the Company to offer to its key employees and to key employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interest between those employees or other persons and the stockholders of the Company.

         For purposes of this Plan, the following terms shall be defined as set forth below:

         (a)      "Board" means the Board of Directors of Berkshire Bancorp Inc.

         (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

         (c)      "Change of Control" shall have the meaning ascribed thereto in
                  Section 9 below.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

         (f) "Company" means Berkshire Bancorp Inc., a corporation organized under the laws of the State of Delaware.

         (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

         (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         (i) "Early Retirement" means retirement from active employment with the Company or any Parent or Subsidiary prior to age 65, with the approval of the Board or the Committee, for purposes of one or more award(s) under this Plan.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (k) "Fair Market Value" of a share of Stock means, as of any given date: (i) if the Stock is listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the last sale price of a share of Stock on the last preceding day on which the Common Stock was traded, as reported by such exchange or NASDAQ, or on a composite tape reflecting transactions on such exchange or by NASDAQ, as the case may be; (ii) if the Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is traded in the over-the-counter market, the average of the high bid and asked prices for a share of Stock on the last preceding day for which such quotations are reported by the National Quotation Bureau, Inc.; and (iii) if the fair market value of a share of Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors or the Committee, as the case may be, shall determine, which determination shall be conclusive as to the Fair Market Value of the Stock.

         (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

         (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon Stock.

         (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (q) "Performance Objectives" means performance objectives adopted by the Committee pursuant to the Plan for key employees who have received awards under the Plan. With respect to any award to a key employee who is, or is determined by the Committee to be likely to become a "covered employee" within the meaning of
                  Section 162(m) of the Code, the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based upon (i) appreciation in the price of Stock plus reinvested dividends over a specified period of time,
                  (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objectives shall not be deemed to have occurred until certified by the Committee. Except in the case of a covered employee, if the Committee determines that a change in business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances under the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

         (r) "Plan" means this Berkshire Bancorp Inc. 1999 Stock Incentive Plan, as hereinafter amended from time to time.

         (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

         (t)      "Retirement" means Normal Retirement or Early Retirement.

         (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

         (v) "Section 162(m)" means Section 162(m) of the Code, as in effect from time to time, and any successor thereto.

         (w) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (x) "Stock" means the Common Stock of the Company, par value $.10 per share.

         (y) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (z) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

SECTION 2.  ADMINISTRATION.

           The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

         The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (i) Stock Options,
(ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based
Awards.

         For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):


                  (i) to select the officers and other key employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

                  (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

                  (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

                  (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

                  (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

                  (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options which have higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

         Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of this Plan and any award issued under this Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

         Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the

Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under this Plan shall be 200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitutions or adjustments shall be made in the (A) aggregate number and kind of shares reserved for issuance under this Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under this Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under this Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in its sole discretion, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

         Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any employee who is employed by the Company or any Parent or Subsidiary on the last day of any taxable year of the Company, shall be 75,000 shares during the term of the Plan.

SECTION 4.  ELIGIBILITY.

         Officers and other key employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under this Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under this Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.


         The grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards under this Plan shall be earned by a participant on the basis of the Company's financial performance over the period or periods for which the grants were awarded on the basis of pre-established performance goals determined by the Board or the Committee, as the case may be, in its sole discretion. The performance measurement criteria used for such grants shall be limited to one or more of: earnings per share, return on stockholders' equity, return on assets, growth in earnings, growth in sales revenue, and stockholder returns. Such criteria may be measured by the Company's results or the Company's performance as measured against a group of comparable companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. Subject to the adjustments permitted by Section 3 of this Plan, the maximum number of shares of Stock that can be earned by, or for which Options can be granted to, any one individual over any consecutive two year period commencing on the effective date of this Plan is 100,000 shares. Subject to such maximum number of shares of Stock, the amount, if any, that may be earned by a participant receiving such grant or grants may vary in accordance with the level of achievement of the performance goal or goals established by the Board or the Committee, as the case may be. The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under this Plan.

SECTION 5.          STOCK OPTIONS.

         (a) GRANT AND EXERCISE. Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under this Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under this Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

                  Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

         (b) TERMS AND CONDITIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions:

                  (i) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries of the Fair Market Value of the Stock at the time of grant.

                  (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

                  (iii) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Board or the Committee, as the case may be, at or after the time of grant, no Stock Option shall be exercisable prior to the first anniversary date of the grant of the Option. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

                  (iv) METHOD OF EXERCISE. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price which shall be in cash unless otherwise provided in this clause (iv) or in Section 5(b)(xi) below or, unless otherwise provided in the Stock Option agreement referred to in
                           Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in this Plan, no Option which is granted to a person who is at the time of grant an employee of the Company or a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

                  (v) TRANSFERABILITY; EXERCISABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution; provided, however, that a Non-Qualified Stock Option shall be transferable or pursuant to a qualified domestic relations order, and except as may be otherwise required with respect to a Non-Qualified Option pursuant to a qualified domestic relations order, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

                  (vi) TERMINATION BY REASON OF DEATH. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any

                           Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (vii)    TERMINATION BY REASON OF DISABILITY. Subject to
                           Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (viii) TERMINATION BY REASON OF RETIREMENT. Subject to Section5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated terms of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

                  (ix)     OTHER TERMINATION. Subject to the provisions of
                           Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the

                           Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of six months from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of this Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of this Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

                  (x) ADDITIONAL INCENTIVE STOCK OPTION LIMITATION. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent, if any, and Subsidiaries) shall not exceed $100,000.

                  (xi) ALTERNATIVE SETTLEMENT OF OPTION. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionees an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable and with such other conditions as the Board or Committee may impose. No such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

                  (xii) STOCK OPTION AGREEMENT. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


SECTION 6.          RESTRICTED STOCK.

         (a) GRANT AND EXERCISE. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under this Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of specified Performance Objectives or such other factors as the Board or the Committee, as the case may be, may determine.

         (b) TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in this Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Plan and the applicable Restricted Stock agreement.

                  (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if necessary) to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distribution as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock and Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and
                           (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                  (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 7.          DEFERRED STOCK.

         (a) GRANT AND EXERCISE. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of specified Performance Objectives or such other factors or criteria as the Board or the Committee, as the case may be, shall determine.

         (b) TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

                  (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

                  (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be fortified in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

                  (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

                  (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

                  (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                  (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


SECTION 8.          OTHER STOCK-BASED AWARDS.

         (a) GRANT AND EXERCISE. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the attainment of specified Performance Objectives and/or completion of a specified performance period.

         (b) TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to the following terms and conditions:

                  (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

                  (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

                  (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

                  (iv) In the event of the participant's Retirement, Disability or death, or in case of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

                  (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

SECTION 9.          CHANGE OF CONTROL PROVISIONS.

         (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

                  (i) any individual, entity or group (as defined in Section 13(d)(3) of the Exchange Act), other than Moses Marx, becomes, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 25% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                  (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                  (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to the transaction do not own, immediately after the transaction, more than 50 of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan sponsored or maintained by the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

         (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under this Plan shall be subject to the following provisions, unless the provisions of this
                  Section 9 are suspended or terminated by the Board prior to the occurrence of such a "Change of Control":

                  (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

                  (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

SECTION 10.         AMENDMENTS AND TERMINATION.

         The Board may at any time, and from time to time, amend any of the provisions of this Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3, Section 162(m) or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause this Plan to qualify for the exemption provided by Rule 16b-3 or to be in compliance with the provisions of Section 162(m).

SECTION 11.         UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditor of the Company.

SECTION 12.         GENERAL PROVISIONS.

         (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view towards the distribution thereof.

                  All certificates for shares of Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable in order to assure compliance with the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under this Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Nothing contained in this Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under this Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

         (e) This Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         (f) Any Stock Option granted or other award made under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         (g) A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under this Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

         (h) Except as otherwise expressly provided in this Plan, no right or benefit under this Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and awards under this Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted.

         (j) It is the intention of the Company that this Plan complies with the requirements of Rule 16b-3, Section 162(m) and all other applicable laws, rules and regulations, and any ambiguities or inconsistencies in the construction of any of the provisions of this Plan shall be interpreted to give effect to such intention. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, or with the requirements of Section 162(m) or any other applicable law, rule or regulation, and with respect to Incentive Stock Options under Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code. such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under this Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

         (l) The grant of awards pursuant to this Plan shall not in any way affect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

SECTION 13.         EFFECTIVE DATE OF PLAN.

          The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

SECTION 14.         TERM OF PLAN.

         This Plan shall terminate on the tenth anniversary of its effective date, and no Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to this Plan after said date. Awards granted on or prior to such date may extend beyond that date.